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                            SUPPLEMENT TO PROSPECTUS
            THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
                               SEPARATE ACCOUNT A
                                DATED MAY 1, 1998


     The Company is currently offering promotional rates in connection with the Dollar Cost Averaging (DCA) program. The promotional rates are available for a limited time for new purchase payments of $100,000 or more allocated to either a 6-month or a 12-month DCA fixed account investment option. Payments must be received on or after August 31, 1998 but not later than December 31, 1998 to be eligible.

     As of the date of this supplement, the promotional rates are 7% for the 12-month DCA option and 9% for the 6-month DCA option. Both the 7% and the 9% rates are effective annual interest rates and interest is earned for the period of time amounts are in the DCA account. Since pre-determined amounts in the DCA account will be transferred monthly into other sub-accounts, the total dollar amount of interest earned in the 6-month DCA investment option will be less than 9% of the initial amount invested. Similarly, the total dollar amount of interest earned in the 12-month DCA investment option will be less than 7% of the initial amount invested. The Company reserves the right to change the promotional rates at any time for purchase payments made after the effective date of the change.

     To receive the promotional rates, the portion of your new purchase payment allocated to the DCA investment option must be systematically transferred into variable investment options over a 6 month or 12 month period, as applicable. The monthly DCA transfer amount is determined by dividing the portion of your new purchase payment allocated to the DCA investment option by 5.6 for the 6 month option, or 11 for the 12 month option. Each month, on the date designated by the contract owner, the monthly DCA transfer amount will be transferred to the variable investment options selected. At the end of the DCA period, the remaining DCA account balance will be transferred to the variable investment options selected. Contract owners should not rely on the promotional rates being in effect for subsequent payments. Subsequent payments will receive the interest rate in effect at the time of payment.

     A contract owner may discontinue the Dollar Cost Averaging program at any time. The remaining balance of the contract owners DCA account will then be transferred to the 1-year fixed account and receive the interest rate in effect at the time of the transfer, guaranteed for one year. For current 1-year fixed account rates, call 1-800-557-2223.


                        SUPPLEMENT DATED AUGUST 31, 1998


V20/21. SUPP898
V22/23.SUPP898
V7. SUPP 898